Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

I, Henri Harland, President and Chief Executive Officer of Neptune Technologies & Bioressources Inc. (the “Company”), certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

the Company’s annual report on Form 20-F for the fiscal year ended February 28, 2009 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 18, 2009

/s/ Henri Harland
Henri Harland
President and Chief Executive Officer